Exhibit 4.2

EXECUTION VERSION

DIAMONDBACK ENERGY, INC.,

as the Company,

DIAMONDBACK E&P LLC,

as the Subsidiary Guarantor,

and

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,

as the Trustee

5.200% Senior Notes due 2027

5.150% Senior Notes due 2030

5.400% Senior Notes due 2034

5.750% Senior Notes due 2054

5.900% Senior Notes due 2064

SECOND SUPPLEMENTAL INDENTURE

Dated as of April 18, 2024

to the

INDENTURE

Dated as of December 13, 2022

i

SECTION 10.1.	Governing Law	27
SECTION 10.2.	Successors	27
SECTION 10.3.	Multiple Originals	27
SECTION 10.4.	Paying Agent and Security Registrar	28
SECTION 10.5.	Severability	28
SECTION 10.6.	Trust Indenture Act Controls	28
SECTION 10.7.	Table of Contents; Headings	28
SECTION 10.8.	No Adverse Interpretation of Other Agreements	28
SECTION 10.9.	Ratification and Incorporation of Base Indenture	28
SECTION 10.10.	Benefits of Supplemental Indenture	28

EXHIBITS

EXHIBIT A Form of 2027 Note

EXHIBIT B Form of 2030 Note

EXHIBIT C Form of 2034 Note

EXHIBIT D Form of 2054 Note

EXHIBIT E Form of 2064 Note

ii

SECOND SUPPLEMENTAL INDENTURE dated as of April 18, 2024 (this “Supplemental Indenture”) by and among DIAMONDBACK ENERGY, INC., a Delaware corporation (referred to herein as the “Company”), DIAMONDBACK E&P LLC, a Delaware limited liability company, as the Subsidiary Guarantor (as defined below), and Computershare Trust Company, National Association, as trustee (referred to herein as the “Trustee”), supplementing the Indenture dated as of December 13, 2022, by and between the Company and the Trustee (the “Base Indenture” and, as supplemented by this Supplemental Indenture, the “Indenture”).

Each party agrees as follows for the benefit of the other parties and, with respect to each Series of Notes, for the equal and ratable benefit of the Holders of Notes of such Series (as such terms are defined herein):

WHEREAS, the Company has duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of the Company’s Securities to be issued in one or more series as provided in the Indenture;

WHEREAS, the Base Indenture has been duly authorized, executed and delivered by the Company and the Trustee;

WHEREAS, Section 901 of the Base Indenture provides that the Company, each Guarantor (if any) and the Trustee may, without the consent of any Holder, enter into a supplemental indenture: (i) in accordance with clause (7) thereof, to establish the form and terms of Securities of any series and any Guarantees thereof as permitted by the Base Indenture; (ii) in accordance with clause (5) thereof, to add to, change or eliminate any of the provisions of the Base Indenture in respect of one or more series of Securities or any Guarantees thereof, provided that any such addition, change or elimination (x) will neither (A) apply to any Security of any series or Guarantees thereof created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (y) will become effective only when there is no such Security Outstanding; and (iii) in accordance with clause (10) thereof, to add any Person as a Guarantor under the Base Indenture;

WHEREAS, the Company has duly authorized the issuance of its 5.200% Senior Notes due 2027 (the “2027 Notes”), 5.150% Senior Notes due 2030 (the “2030 Notes”), 5.400% Senior Notes due 2034 (the “2034 Notes”), 5.750% Senior Notes due 2054 (the “2054 Notes”) and 5.900% Senior Notes due 2064 (the “2064 Notes”; and each of the 2027 Notes, the 2030 Notes, the 2034 Notes and the 2054 Notes, a “Series” or a “Series of Notes”), each as a series of Securities under the Base Indenture (as they may be issued from time to time under this Supplemental Indenture, including any Additional Notes (as defined below) issued pursuant to Section 1.4 of this Supplemental Indenture, collectively, the “Notes”); and in connection therewith, there being no Notes Outstanding at the time of execution and delivery of this Supplemental Indenture, the Company has duly determined to make, execute and deliver this Supplemental Indenture to establish the form and terms of the Notes and the Guarantee thereof as required by the Base Indenture, to add to, change and eliminate certain provisions of the Base Indenture in respect of the Notes and the Guarantee thereof, and to add the Subsidiary Guarantor as a Guarantor of each Series of Notes;

WHEREAS, the Company and the Subsidiary Guarantor have duly authorized the execution and delivery of this Supplemental Indenture, and have requested the Trustee to join them in the execution and delivery of this Supplemental Indenture, in order to establish the form and terms of, and to provide for the issuance by the Company of, each Series of Notes, substantially in the form attached hereto as Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E, as applicable,  and the Guarantee thereof, on the terms set forth herein;

WHEREAS, the Company now wishes to issue $850,000,000 aggregate principal amount of the 2027 Notes, $850,000,000 aggregate principal amount of the 2030 Notes, $1,300,000,000 aggregate principal amount of the 2034 Notes, $1,500,000,000 aggregate principal amount of the 2054 Notes and $1,000,000,000 aggregate principal amount of the 2064 Notes (collectively, the “Initial Notes”), and the Subsidiary Guarantor as to each Series wishes to guarantee the payment of the Initial Notes of such Series;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Supplemental Indenture have been complied with;

WHEREAS, all things necessary have been done to make the Initial Notes, when Global Securities representing the Initial Notes have been duly executed by the Company and authenticated and delivered by the Trustee or a duly authorized Authenticating Agent, as provided in the Base Indenture, the valid and legally binding obligations of the Company; and

WHEREAS, all things necessary have been done to make this Supplemental Indenture a valid agreement of the Company, the Subsidiary Guarantor and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture.

NOW, THEREFORE:

In consideration of the premises and the purchase and acceptance of the Notes of each Series by the Holders thereof, the Company and the Subsidiary Guarantor as to such Series covenant and agree with the Trustee, for the equal and ratable benefit of the Holders of the Notes of such Series, that the Base Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE I

SCOPE OF SUPPLEMENTAL INDENTURE; GENERAL; THE NOTES

SECTION 1.1.      Scope of Supplemental Indenture; General.  This Supplemental Indenture supplements, and to the extent inconsistent therewith, replaces, the provisions of the Base Indenture, to which provisions reference is hereby made.

The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, and shall be deemed expressly included in this Supplemental Indenture solely for the benefit of, the 2027 Notes (which shall be initially in the aggregate principal amount of $850,000,000), the 2030 Notes (which shall be initially in the aggregate principal amount of $850,000,000), the 2034 Notes (which shall be initially in the aggregate principal amount of $1,300,000,000), the 2054 Notes (which shall be initially in the aggregate principal amount of $1,500,000,000) and the 2064 Notes (which shall be initially in the aggregate principal amount of $1,000,000,000) and shall not apply to any other series of Securities that have been or may be issued under the Base Indenture unless a supplemental indenture with respect to such other series of Securities specifically incorporates such changes, modifications and supplements.

SECTION 1.2.     Applicability of Sections of the Base Indenture.  Except as expressly specified hereby, each of the provisions of the Base Indenture shall apply to the Notes. The First Supplemental Indenture, dated as of December 13, 2022, to the Base Indenture shall not be applicable with respect to, and shall not govern the terms of, the Notes.

SECTION 1.3.     Form, Dating and Terms.

(a)         General.  The aggregate principal amount of each Series of Notes that may be authenticated and delivered under the Indenture is unlimited.  The aggregate principal amount of the Initial Notes initially authorized for authentication and delivery pursuant to this Supplemental Indenture is (i) in the case of the 2027 Notes, limited to $850,000,000, (ii) in the case of the 2030 Notes, limited to $850,000,000, (iii) in the case of the 2034 Notes, limited to $1,300,000,000, (iv) in the case of the 2054 Notes, limited to $1,500,000,000 and (v) in the case of the 2064 Notes, limited to $1,000,000,000 (except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes pursuant to Section 1.3(b), 1.3(c) and 8.6 of this Supplemental Indenture and Sections 304, 305, 306 and 1107 of the Base Indenture).  Pursuant to this Supplemental Indenture, there are hereby created and designated five series of Securities under the Indenture entitled (i) “5.200% Senior Notes due 2027,” (ii) “5.150% Senior Notes due 2030,” (iii) “5.400% Senior Notes due 2034,” (iv) “5.750% Senior Notes due 2054” and (v) “5.900% Senior Notes due 2064,” respectively.

In addition, with respect to each Series of Notes, the Company may issue, from time to time subsequent to the Issue Date in accordance with the provisions of the Indenture, additional Securities (such Securities, the “Additional Notes”) of the same Series as such Series of Notes.

The Initial Notes of a Series and any Additional Notes of such Series shall be considered collectively as a single class for all purposes of the Indenture.  Holders of the Initial Notes of a Series and any Additional Notes of such Series shall vote and consent together on all matters to which such Holders are entitled to vote or consent as one series of Securities, and none of the Holders of the Initial Notes or the Additional Notes of such Series shall have the right to vote or consent as a separate class or series on any matter to which such Holders are entitled to vote or consent.

Initial Notes of a Series and Additional Notes of such Series shall be initially issued in the form of one or more permanent Global Securities substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E, as applicable (each, a “Global Note”), duly executed by the Company and authenticated by the Trustee as provided in the Base Indenture.  The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the officer executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Supplemental Indenture or the Base Indenture or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which any of the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

The terms and provisions contained in the form of Note for each Series attached as Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E, as applicable, hereto shall constitute, and are hereby expressly made, a part of this Supplemental Indenture with respect to such Series, and the Company, the Subsidiary Guarantor and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.  However, to the extent any provision of any Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

The Company shall pay principal of, premium, if any, and interest on the Notes at the office or agency designated by the Company, which is initially the corporate trust office of the Trustee in St. Paul, Minnesota. The Company shall pay principal of, premium, if any, and interest on the Global Notes registered in the name of or held by the Depositary or its nominee in immediately available funds to the Depositary or its nominee, as the case may be, as the registered holder of such Global Note. The Company shall make all payments in respect of a Definitive Note by mailing a check to the registered address of each Holder thereof as such address shall appear in the Security Registrar’s books; provided, however, that payments on the Notes represented by Definitive Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes of any Series represented by Definitive Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent in accordance with the terms of the Indenture.

(b)       Book-Entry Provisions.  Except as otherwise stated in this Section 1.3(b) and Section 1.3(c) below, the last two paragraphs of Section 305 of the Base Indenture will apply to the Notes.

(i)          This Section 1.3(b) shall apply only to Global Notes deposited with the Notes Custodian with respect to such Notes (as appointed by the Depositary), or any successor Person thereto, which shall initially be the Trustee.

(ii)        Each Global Note initially shall (x) be registered in the name of the Depositary for such Global Note or the nominee of such Depositary, (y) be delivered to the Notes Custodian for such Depositary and (z) bear the legend set forth in the applicable Exhibit hereto.

(iii)         Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a Holder of a beneficial interest in any Global Note.

(iv)         The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(v)          In connection with the transfer of an entire Global Note to beneficial owners pursuant to Section 1.3(c) of this Supplemental Indenture, such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations.

(vi)       Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry system maintained by (a) the Holder of such Global Note (or its agent) or (b) any Holder of a beneficial interest in such Global Note, and that ownership of a beneficial interest in such Global Note shall be required to be reflected in a book entry.

(c)        Definitive Notes.  Except as provided in the Indenture, owners of beneficial interests in Global Notes shall not be entitled to receive Definitive Notes.  Definitive Notes shall be delivered to all beneficial owners in exchange for their beneficial interests in a Global Note if (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for such Global Note or the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered in order to act as Depositary, and, in each case, a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depositary to deliver Definitive Notes to all beneficial owners in exchange for their beneficial interests in such Global Note.  Definitive Notes may not be exchanged for beneficial interests in any Global Note unless the transferor first delivers to the Trustee a written certificate to the effect that such transfer will comply with any appropriate transfer restrictions applicable to such Notes.

(d)        Initial Notes. The Initial Notes may forthwith be executed by the Company and delivered, together with a Company Order, to the Trustee for authentication and delivery by the Trustee for original issue in accordance with the provisions of Section 303 of the Base Indenture.

(e)         Additional Notes.  At any time and from time to time after the issuance of the Initial Notes, the Trustee shall authenticate and deliver any Additional Notes of any Series of Notes for original issue in accordance with the provisions of Section 303 of the Base Indenture in an aggregate principal amount determined at the time of issuance and specified in a Company Order which shall be accompanied with the Officer’s Certificate or supplemental indenture, as applicable, in respect thereof specified in Section 1.4 of this Supplemental Indenture.  Such Company Order shall specify the Series and the principal amount of the Additional Notes to be authenticated and the date on which the original issue of such Additional Notes is to be authenticated.

SECTION 1.4.     Additional Notes. With respect to any Additional Notes of any Series, there shall be set forth or determined in an Officer’s Certificate delivered to the Trustee or established in one or more indentures supplemental to the Indenture, prior to the issuance of such Additional Notes:

(a)          the aggregate principal amount of such Additional Notes to be authenticated and delivered; and

(b)         the issue price and the issue date of such Additional Notes, including the date from which interest shall accrue and the first interest payment date therefor.

ARTICLE II

CERTAIN DEFINITIONS

SECTION 2.1.    Certain Definitions.  Section 101 of the Base Indenture is hereby amended by adding the following definitions in their proper alphabetical order which, in the event of a conflict with the definition of terms in the Base Indenture, shall supersede and replace the corresponding definitions in the Base Indenture.  Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Base Indenture.  The rules of construction set forth in Section 101 of the Base Indenture shall be applied hereto as if set forth in full herein, except that unless the context indicates otherwise, references in this Supplemental Indenture to an Article or Section refer to an Article or Section of this Supplemental Indenture, as the case may be.

“Bankruptcy Law” means Title 11 of the United States Code or any similar federal, state or foreign law for the relief of debtors.

 “Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including, without limitation, any preferred stock and limited liability company or partnership interests (whether general or limited) of such Person, but excluding any debt securities convertible or exchangeable into such equity.

“Code” means the Internal Revenue Code of 1986, as amended.

“Consolidated Net Tangible Assets” means at any date of determination, the total amount of assets of the Company and its Restricted Subsidiaries (less applicable depreciation and valuation reserves and other reserves and items deductible from the gross book value of specific asset accounts under GAAP) after deducting therefrom:

(1)          all current liabilities (excluding (A) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (B) current maturities of Funded Debt); and

(2)          the value of all goodwill, trade names, trademarks, patents, and other like intangible assets,

all as set forth on the Company’s consolidated balance sheet as of a date no earlier than the date of the Company’s latest available annual or quarterly consolidated financial statements prepared in accordance with GAAP.

“Custodian” means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

“Customary Recourse Exceptions” means with respect to any Non-Recourse Debt, exclusions from the exculpation provisions with respect to such Non-Recourse Debt for the voluntary bankruptcy of a Person, fraud, misapplication of cash, environmental claims, waste, willful destruction and other circumstances customarily excluded by lenders from exculpation provisions or included in separate indemnification agreements in non-recourse financings.

“Default” means, with respect to any Series of Notes, any event which is, or after notice or passage of time or both would be, an Event of Default as to such Series of Notes.

“Definitive Notes” means Notes issued in the form of one or more certificated Notes substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E, as applicable.

“Depositary” means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depository institution hereinafter appointed by the Company.

“Endeavor Merger” means the Company’s acquisition of 100% of the equity interests in Endeavor pursuant to the Endeavor Merger Agreement.

“Endeavor Merger Agreement” means that certain agreement and plan of merger, dated as of February 11, 2024 (as amended on March 18, 2024 and as it may be further amended from time to time), among Eclipse Merger Sub I, LLC, Eclipse Merger Sub II, LLC, Endeavor Manager, LLC (solely for purposes of certain sections set forth in therein), and Endeavor Parent, LLC (“Endeavor”).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Funded Debt” means, in respect of any Person, all Indebtedness Incurred by such Person that matures, or is renewable by such Person to a date, more than one year after the date as of which Funded Debt is being determined.

“GAAP” means generally accepted accounting principles in the United States of America as in effect as of the Issue Date, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

“guarantee” means any obligation, contingent or otherwise, of any Person guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise). The term “guarantee” will not include endorsements for collection or deposit in the ordinary course of business. The term “guarantee” used as a verb has a corresponding meaning.

“Holder” means a Person in whose name a Note is registered on the Security Registrar’s books.

“Incur” means issue, create, assume, guarantee, incur or otherwise become liable for. Any Indebtedness of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) will be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. The terms “Incurred” and “Incurrence” have meanings correlative to the foregoing.

“Indebtedness” means, with respect to any Person on any date of determination, any obligation of such Person, whether contingent or otherwise, for the repayment of borrowed money and any guarantee thereof.

“Issue Date” means April 18, 2024, the date the Initial Notes are first issued under the Indenture.

“Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest, preference, priority or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction. For the avoidance of doubt, (1) an operating lease shall be deemed not to constitute a Lien and (2) a contract that would not be considered a capital lease pursuant to GAAP prior to the effectiveness of Accounting Standards Codification 842 shall be deemed not to constitute a Lien.

“Non-Recourse Debt” means Indebtedness as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) or (b) is directly or indirectly liable as a guarantor or otherwise except, in each case for (i) Customary Recourse Exceptions and (ii) the pledge of (or a guarantee limited in recourse solely to) the Capital Stock of such Unrestricted Subsidiary.

“Notes Custodian” means the custodian with respect to the Global Notes (as appointed by the Depositary), or any successor Person thereto, and shall initially be the Trustee.

“Officer’s Certificate” means a certificate signed by an Officer of the Company.

“Opinion of Counsel” means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

“Par Call Date” means, in respect of a Series of Notes, the date set forth under the heading “Par Call Date” below across from the name of such Series of Notes.

Series of Notes	Par Call Date

2027 Notes	March 18, 2027 (1 month before their maturity date)

2030 Notes	December 30, 2029 (1 month before their maturity date)

2034 Notes	January 18, 2034 (3 months before their maturity date)

2054 Notes	October 18, 2053 (6 months before their maturity date)

2064 Notes	October 18, 2063 (6 months before their maturity date)

“Permitted Liens” means, with respect to any Person:

(1)         any Lien in favor of the Trustee for the benefit of the Trustee or the Holders of the Notes or otherwise securing the Notes, a Guarantee or other obligations under the Indenture;

(2)          Liens securing hedging obligations or obligations with regard to treasury management arrangements;

(3)          Liens in favor of the Company or a Restricted Subsidiary;

(4)         Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary of the Company or is merged with or into or consolidated with the Company or any Restricted Subsidiary of the Company; provided that such Liens were in existence prior to the contemplation of such Person becoming a Restricted Subsidiary;

(5)         Liens on property existing at the time of acquisition of the property by the Company or any Restricted Subsidiary of the Company; provided that such Liens were in existence prior to such acquisition and not Incurred in contemplation of such acquisition;

(6)         Liens to secure the performance of statutory or regulatory obligations, insurance, surety or appeal bonds, workers’ compensation obligations, bid, plugging and abandonment and performance bonds or other obligations of a like nature incurred in the ordinary course of business (including Liens to secure letters of credit issued to assure payment of such obligations);

(7)          Liens to secure Indebtedness represented by capital lease obligations, finance lease obligations, mortgage financings or purchase money obligations or other Indebtedness, in each case, incurred for the purpose of financing all or any part of the purchase price, other acquisition cost or cost of design, construction, installation, development, repair or improvement of property, plant or equipment used in the business of the Company or any of its Restricted Subsidiaries, and all refinancing indebtedness Incurred to renew, refund, refinance, replace, defease, discharge or otherwise retire for value, in whole or in part, such Indebtedness, covering only the assets acquired with or financed by such Indebtedness;

(8)          Liens existing on the date hereof;

(9)         filing of Uniform Commercial Code financing statements as a precautionary measure in connection with operating leases;

(10)       bankers’ Liens, rights of setoff, rights of revocation, refund or chargeback with respect to money or instruments of the Company or any Restricted Subsidiary, Liens arising out of judgments or awards and notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings and for which adequate reserves have been made;

(11)       Liens in respect of Production Payments and Reserve Sales; provided, that such Liens are limited to the property that is subject to such Production Payments and Reserve Sales;

(12)       Liens arising under oil and gas leases or subleases, assignments, farm-out agreements, farm-in agreements, division orders, contracts for the sale, purchase, exchange, transportation, gathering or processing of hydrocarbons, unitizations and pooling designations, declarations, orders and agreements, development agreements, joint venture agreements, partnership agreements, operating agreements, royalties, working interests, net profits interests, joint interest billing arrangements, participation agreements, production sales contracts, area of mutual interest agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or geophysical permits or agreements, licenses, sublicenses and other agreements that are customary in the oil and gas business; provided, however, in all instances that such Liens are limited to the assets that are the subject of the relevant agreement, program, order or contract;

(13)     Liens imposed by law or ordinary course of business contracts, including, without limitation, carriers’, warehousemen’s, suppliers’, mechanics’, materialmen’s, repairmen’s and similar Liens;

(14)       Liens in favor of issuers of surety or performance bonds or letters of credit or bankers’ acceptances issued pursuant to the request of and for the account of such Person in the ordinary course of its business;

(15)        survey exceptions, encumbrances, ground leases, easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations of, or rights of others for, licenses, rights-of-way, roads, pipelines, transmission liens, transportation liens, distribution lines for the removal of gas, oil, coal or other minerals or timber, sewers, electric lines, telegraph and telephone lines and other similar purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, Liens related to surface leases and surface operations, or zoning, building codes or other restrictions (including, without limitation, minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens incidental to the conduct of the business of the Company or any Restricted Subsidiary of the Company or to the ownership of its properties that do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of the Company or any Restricted Subsidiary of the Company;

(16)       leases, licenses, subleases and sublicenses of assets that do not materially interfere with the ordinary conduct of the business of the Company or any Restricted Subsidiary of the Company;

(17)       any interest or title of a lessor under any operating lease;

(18)        Liens on pipelines or pipeline facilities that arise by operation of law;

(19)      Liens on, or related to, properties or assets to secure all or part of the costs incurred in the ordinary course of business for the exploration, drilling, development, production, processing, gathering, transportation, marketing or storage, plugging, abandonment or operation thereof;

(20)        Liens under industrial revenue, municipal or similar bonds; and

(21)     any Lien renewing, extending, refinancing, replacing or refunding a Lien permitted by this definition, provided that (a) the principal amount of the Indebtedness secured by such Lien is not increased except by an amount equal to accrued interest and any premium or other amount paid, and fees, costs and expenses incurred, in connection therewith and by an amount equal to any existing commitments unutilized thereunder and (b) no assets are encumbered by any such Lien other than the assets permitted to be encumbered immediately prior to such renewal, extension, refinancing, replacement or refunding.

In each case set forth above, notwithstanding any stated limitation on the assets or property that may be subject to such Lien, a Permitted Lien on a specified asset or property or group or type of assets or property may include Liens on all improvements, additions, repairs, attachments and accessions thereto, construction thereon, assets and property affixed or appurtenant thereto, parts, replacements and substitutions therefor and all products and proceeds thereof, including dividends, distributions, interest and increases in respect thereof.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Principal Property” means all property interests in oil and gas reserves located in the United States capable of producing hydrocarbon substances in paying quantities, the net book value of which exceeds 3% of Consolidated Net Tangible Assets, other than: (1) property not of material importance to the business of the Company and its Subsidiaries, taken as a whole; (2) assets used in midstream operations; (3) accounts receivable; and (4) production or proceeds from the production of hydrocarbons.

“Production Payments and Reserve Sales” means the grant or transfer by the Company or any of its Restricted Subsidiaries to any Person of a royalty, overriding royalty, net profits interest, production payment, partnership or other interest in oil and gas properties, reserves or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such properties where the holder of such interest has recourse solely to such production or proceeds of production, subject to the obligation of the grantor or transferor to operate and maintain, or cause the subject interests to be operated and maintained, in a reasonably prudent manner or other customary standard or subject to the obligation of the grantor or transferor to indemnify for environmental, title or other matters customary in the oil and gas business, including any such grants or transfers pursuant to incentive compensation programs on terms that are reasonably customary in the oil and gas business for geologists, geophysicists or other providers of technical services to the Company or any of its Restricted Subsidiaries.

“Restricted Subsidiary” of any Person means any Subsidiary of the Person that is not an Unrestricted Subsidiary.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Stated Maturity” means, with respect to any security or Indebtedness, the date specified in such security or Indebtedness as the fixed date on which the payment of principal of such security or Indebtedness is due and payable, including, without limitation, pursuant to any mandatory redemption provision, but shall not include any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof.

“Subsidiary” with respect to any Person, means any (i) corporation, limited liability company or other entity (other than a partnership) of which the outstanding Capital Stock having a majority of the votes entitled to be cast in the election of directors, managers or trustees of such entity under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or any other Person of which a majority of the voting interests under ordinary circumstances is at the time, directly or indirectly, owned by such Person or (ii) partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

“Treasury Rate” means, with respect to any Redemption Date for any Series of Notes, the yield applicable to such series of Notes determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to such series of Notes shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the date of the notice of redemption relating to such Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the date of the notice of redemption relating to such Redemption Date H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding the date of such notice of redemption of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Unrestricted Subsidiary” means (1) Viper Energy Partners GP LLC, Viper Energy, Inc., Viper Energy Partners LLC, (2) Rattler Midstream GP LLC, Rattler Midstream LP, Rattler Midstream Operating LLC, (3) the respective Subsidiaries from time to time of the Persons referenced in clauses (1) and (2), (4) any other Subsidiary of the Company designated as such pursuant to and in compliance with the Indenture and (5) any Subsidiary of an Unrestricted Subsidiary.

In addition to the terms defined above, the following terms are defined in this Supplemental Indenture where indicated below:

Term	Defined in Section
“Additional Notes”	1.3(a)
“Agent Members”	1.3(b)(iii)
“Base Indenture”	Preamble
“Event of Default”	6.1(a)
“Global Note”	1.3(a)
“Indenture”	Preamble
“Initial Notes”	Recitals
“Notes”	Recitals
“payment default”	6.1(a)(5)(A)
“Special Mandatory Redemption Date”	3.4(b)
“Special Mandatory Redemption End Date”	3.4(a)
“Special Mandatory Redemption Price”	3.4(a)
“Special Mandatory Redemption Trigger Date”	3.4(a)
“Subsidiary Credit Facility”	9.1
“Subsidiary Guarantee”	Article IX
“Subsidiary Guarantor”	Article IX
“Supplemental Indenture”	Preamble

ARTICLE III

REDEMPTION

SECTION 3.1.      Optional Redemption.

(a)         Prior to the applicable Par Call Date in respect of a Series of Notes, the Company may redeem the Notes of such Series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of such Series to be redeemed discounted to the Redemption Date (assuming the Notes of such Series matured on such Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus (A) 10 basis points for the 2027 Notes, (B) 15 basis points for the 2030 Notes, (C) 20 basis points for the 2034 Notes, (D) 20 basis points for the 2054 Notes, and (E) 25 basis points for the 2064 Notes, less (b) interest accrued to the Redemption Date, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to but not including the Redemption Date.

(b)         On or after the applicable Par Call Date in respect of a Series of Notes, the Company may redeem the Notes of such Series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes of such Series being redeemed plus accrued and unpaid interest thereon to but not including the Redemption Date.

(c)          The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

(d)          In the case of a partial redemption, selection of the Notes of a Series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair, subject to the last sentence of this Section 3.1(d). No Notes of a Series of a principal amount of $2,000 or less will be redeemed in part. If any Series of Notes is to be redeemed in part only, the notice of redemption that relates to such Series of Notes will state the portion of the principal amount of such Series of Notes to be redeemed. A new Note of such Series in a principal amount equal to the unredeemed portion of the Note of such Series will be issued in the name of the Holder of the Note of such Series upon surrender for cancellation of the original Note of such Series. For so long as the Notes of a Series are held by the Depositary, the redemption of the Notes of such Series shall be done in accordance with the policies and procedures of such Depositary.

(e)         Unless the Company defaults in payment of the Redemption Price or any conditions precedent described in the notice of redemption are not satisfied or waived and the notice of redemption is rescinded in accordance with Section 3.3(b), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

SECTION 3.2.     Sinking Fund; Mandatory Redemption.  The Company is not required to make mandatory redemption payments (other than pursuant to Section 3.4) or sinking fund payments with respect to the Notes.  Accordingly, Article XII of the Base Indenture shall not apply to the Notes.

SECTION 3.3.      Redemption Provisions.

(a)        The first paragraph of Section 1104 of the Base Indenture shall not apply to the Notes, and in lieu thereof, the following paragraph shall be deemed included in the Indenture for the benefit of the Notes:

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s Applicable Procedures) in the manner provided in Section 106 of the Base Indenture at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Notwithstanding anything herein to the contrary, notices may be sent more than 60 days prior to a Redemption Date if the notice is issued in connection with a Covenant Defeasance or Defeasance with respect to the Notes or a satisfaction and discharge of the Indenture with respect to the Notes or in accordance with Section 3.3(b) of this Supplemental Indenture.

(b)         Notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent. If any such condition precedent has not been satisfied or waived, the Company shall provide written notice to the Trustee prior to the close of business one Business Day prior to the Redemption Date (or such shorter period as may be acceptable to the Trustee). Upon receipt of such notice, notwithstanding anything herein to the contrary, the notice of redemption shall be rescinded or delayed, and the redemption of the Notes shall be rescinded or delayed as provided in such notice. Upon receipt, the Trustee shall provide such notice to each Holder in the same manner in which the notice of redemption was given. A notice of redemption need not set forth the exact redemption price but only the manner of calculation thereof.

(c)          The third paragraph of Section 1104 of the Base Indenture shall not apply to the Notes.

(d)         Except as otherwise stated in this Article III or to the extent inconsistent with this Article III, Article XI of the Base Indenture shall apply to the Notes.

SECTION 3.4.       Special Mandatory Redemption.

(a)         If (x) the consummation of the Endeavor Merger does not occur on or before the later of (i) the date that is five (5) Business Days after August 11, 2025 and (ii) the date that is five (5) Business Days after any later date to which Endeavor and the Company may agree to extend the “Outside Date” in the Endeavor Merger Agreement (such later date, the “Extended Termination Date”) or (y) the Company notifies the Trustee that the Company will not pursue the consummation of the Endeavor Merger (the earlier of the date of delivery of such notice described in clause (y) and the Extended Termination Date, the “Special Mandatory Redemption Trigger Date”), the Company will be required to redeem the 2027 Notes, 2030 Notes, 2034 Notes and 2064 Notes then outstanding (the “Mandatorily Redeemable Notes”) by a date no later than ten (10) Business Days after the Special Mandatory Redemption Trigger Date (the “Special Mandatory Redemption End Date”) at a redemption price equal to 101% of the aggregate principal amount of the Mandatorily Redeemable Notes plus accrued and unpaid interest thereon, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”). The 2054 Notes are not subject to the special mandatory redemption.  For purposes of the foregoing, the Endeavor Merger will be deemed consummated if the closing under the Endeavor Merger Agreement occurs, including after giving effect to any amendments or modifications to the Endeavor Merger Agreement or waivers thereunder acceptable to the Company.

(b)        In the event that the Company becomes obligated to redeem the Mandatorily Redeemable Notes pursuant to Section 3.4(a), the Company will promptly, and in any event not more than five (5) Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the special mandatory redemption and the date upon which the Mandatorily Redeemable Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the Special Mandatory Redemption End Date).  The Trustee will then promptly deliver such notice to each holder of Mandatorily Redeemable Notes at its registered address.  Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Mandatorily Redeemable Notes and the Indenture will be discharged and cease to be of further effect as to all of the Mandatorily Redeemable Notes.

ARTICLE IV

COVENANTS

Articles VII and X of the Base Indenture shall apply to the Notes, and the covenants in such Articles shall be deemed included in the Indenture for the benefit of the Notes, except that Sections 704 and 1005 of the Base Indenture shall not apply to the Notes, and the covenants in Sections 704 and 1005 of the Base Indenture shall be deemed included in the Indenture solely for the benefit of series of Securities other than the Notes.

In addition, the following covenants in this Article IV shall apply to the Notes and shall be deemed included in the Indenture solely for the benefit of the Notes:

SECTION 4.1.       Limitation on Liens.  The Company will not, and will not permit any of its Restricted Subsidiaries to, create, Incur, or suffer or permit to exist, any Lien securing Funded Debt (other than Permitted Liens) upon any Principal Property, whether owned on the Issue Date or acquired after that date, unless the Indebtedness due under the Indenture (as it relates to the Notes and the Subsidiary Guarantees), the Notes and the Subsidiary Guarantees (if any) are secured equally and ratably with (or senior in priority to in the case of Liens with respect to Funded Debt that is expressly subordinated to the Notes or the Subsidiary Guarantees) the Funded Debt secured by such Lien for so long as such Funded Debt is so secured.

Notwithstanding the preceding paragraph, the Company may, and may permit any Restricted Subsidiary of the Company to, create, Incur, or suffer or permit to exist, any Lien securing Funded Debt upon any Principal Property without securing the Indebtedness due under the Indenture, the Notes and the Subsidiary Guarantees if the aggregate principal amount of such Funded Debt secured by such Lien upon such Principal Property, together with the aggregate outstanding principal amount of all other Funded Debt of the Company and of any Restricted Subsidiary of the Company secured by any Liens (other than Permitted Liens) upon Principal Property, does not at the time such Funded Debt is created, Incurred or assumed (or, if later, at the time such Lien is created, Incurred or assumed) exceed the greater of (i) 15% of Consolidated Net Tangible Assets at such time and (ii) $9,250,000,000.

SECTION 4.2.       Reports.

(a)         The Company will furnish or file with the Trustee, (i) within 15 days after it files the same with the SEC, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act and (ii) other information, documents, or reports as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act. For purposes of this Section 4.2, the Company will be deemed to have furnished such reports and information to, or filed such reports and information with, the Trustee (and, if applicable, any other Persons) as required by this Section 4.2 if it has filed such reports or information with the SEC via the EDGAR filing system or otherwise made such reports or information publicly available on a freely accessible page on the Company’s website. The Trustee shall have no obligation whatsoever to determine whether or not such reports and information have been filed or have been posted on such website.

(b)        The Company also shall furnish to the Trustee, within 120 days after the end of each fiscal year of the Company, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company’s compliance with all conditions and covenants under the Indenture.

(c)          [reserved].

(d)        Delivery of any reports, information and documents to the Trustee pursuant to paragraphs (a) and (b) above is for informational purposes only and the Trustee’s receipt of such shall not constitute notice, constructive or otherwise, of any information contained therein or determinable from information contained therein, including the compliance by the Company with any of the Company’s covenants (as to which the Trustee is entitled to rely exclusively on certificates described in paragraph (b) above).

SECTION 4.3        Unrestricted Subsidiaries.

(a)        The Board of Directors of the Company may after the Issue Date designate any Subsidiary as an “Unrestricted Subsidiary” if: (1) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such designation; and (2) such Subsidiary has no Indebtedness other than Non-Recourse Debt.

(b)        The Board of Directors of the Company may at any time, subject to the following sentence, designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Company. Any such designation will be deemed to be an incurrence of Funded Debt and Liens by a Restricted Subsidiary of the Company of any outstanding Funded Debt and Liens, respectively, of such Unrestricted Subsidiary, and such designation will only be permitted if no Default or Event of Default would be in existence following such designation.

ARTICLE V

CONSOLIDATION, MERGER, SALE, CONVEYANCE, TRANSFER OR LEASE

Sections 801 and 802 of the Base Indenture shall apply to the Notes, and the covenants therein shall be deemed included in the Indenture for the benefit of the Notes.

ARTICLE VI

DEFAULTS AND REMEDIES

Sections 501 and 502 of the Base Indenture shall not apply to the Notes, and shall be deemed not to be included in the Indenture for the benefit of the Notes.

Sections 6.1 and 6.2 below shall apply to the Notes and shall be deemed to be included in the Indenture solely for the benefit of the Notes:

SECTION 6.1.       Events of Default.

(a)          Each of the following is an “Event of Default” with respect to any Series of the Notes:

(1)           default in any payment of interest on any Note of such Series when due and payable, continued for 30 days;

(2)         default in the payment of principal of or premium, if any, on any Note of such Series when due and payable at its Stated Maturity, upon optional redemption, upon acceleration or otherwise;

(3)          failure by the Company to comply for 180 days after notice as provided below with Section 4.2 of this Supplemental Indenture;

(4)          failure by the Company to comply for 90 days after notice as provided below with its agreements (other than the agreements that are the subjects of clauses (1)-(3) above) contained in the Indenture (as it relates to the Notes of such Series) or the Notes of such Series;

(5)          default under any mortgage, indenture or similar instrument under which there is issued or by which there is secured or evidenced any Indebtedness for money borrowed by the Company or the Subsidiary Guarantor (or the payment of which is guaranteed by the Company or the Subsidiary Guarantor), other than Indebtedness owed to a Subsidiary, whether such Indebtedness or guarantee now exists or is created after the Issue Date, which default:

(A)       is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness (“payment default”); or

(B)        results in the acceleration of such Indebtedness prior to its maturity;

and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there is an outstanding uncured payment default or the maturity of which has been and remains so accelerated, as applicable, aggregates to $250.0 million or more;

(6)            the Company, pursuant to or within the meaning of any Bankruptcy Law:

(A)        commences a voluntary case or voluntary proceeding;

(B)        consents to the entry of a judgment, decree or order for relief against it in an involuntary case or involuntary proceeding;

(C)        consents to the appointment of a Custodian of it or for any substantial part of its property;

(D)        makes a general assignment of substantially all of its property for the benefit of its creditors; or

(E)        transmits its written consent to or acquiescence in the institution of a bankruptcy proceeding or other collective proceeding for relief by or against its creditors generally;

(7)          a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A)        is for relief in an involuntary case against the Company, pursuant to or within the meaning of the Bankruptcy Law;

(B)        appoints a Custodian for all or substantially all of the property of the Company, pursuant to or within the meaning of the Bankruptcy Law; or

(C)        orders the winding up or liquidation of the Company, pursuant to or within the meaning of the Bankruptcy Law; and

in case of (A), (B) or (C), the order or decree remains unstayed or not dismissed and in effect for 60 days following the entry, issuance or effective date thereof; or

(8)         the Subsidiary Guarantee in respect of the Notes of such Series ceases to be in full force and effect (except as contemplated by the terms of the Indenture) or is declared null and void in a judicial proceeding or the Subsidiary Guarantor denies or disaffirms its obligations under the Indenture (as it relates to the Notes of such Series) or such Subsidiary Guarantee, in each case unless such Subsidiary Guarantee has been released pursuant to the terms of the Indenture.

(b)          Notwithstanding Section 6.1(a), a default under Section 6.1(a)(3) or Section 6.1(a)(4) will not constitute an Event of Default as to any Series of Notes until the Trustee or the Holders of at least 25% in principal amount of the then Outstanding Notes of such Series notify the Company in writing of the Default and the Company does not cure such Default within the applicable time specified in Section 6.1(a)(3) or Section 6.1(a)(4) after receipt of such notice.  Such notice must specify the Default, demand that it be remedied, and state that such notice is a “Notice of Default.”

SECTION 6.2.     Acceleration of Maturity; Rescission and Annulment.

If an Event of Default (other than an Event of Default described in Section 6.1(a)(6) or (7)) occurs and is continuing as to any Series of Notes, the Trustee by written notice to the Company, or Holders of at least 25% in principal amount of the then Outstanding Notes of such Series by written notice to the Company and the Trustee, may, and the Trustee at the request of Holders of at least 25% in principal amount of the then Outstanding Notes of such Series shall, declare the principal, premium, if any, and accrued and unpaid interest, if any, on all the Notes of such Series to be due and payable.  Such notice must specify the Event of Default and state that such notice is a “Notice of Acceleration.”  Upon such a declaration, such principal, premium, if any, and accrued and unpaid interest in respect of the Notes of such Series will be due and payable immediately.

In the event of a declaration of acceleration of the Notes of a Series because an Event of Default described in Section 6.1(a)(5) has occurred and is continuing, the declaration of acceleration of the Notes of such Series shall be automatically annulled if (x) such Indebtedness or guarantee is discharged in full (other than customary surviving contingent obligations) or (y) the Default triggering such Event of Default pursuant to Section 6.1(a)(5) shall be remedied or cured by the Company or waived by the Holders of the relevant Indebtedness, in each case, within 60 days after the written notice of declaration of acceleration of the Notes of such Series with respect thereto is received by the Company and if (1) the annulment of the acceleration of the Notes of such Series would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all existing Events of Default, except nonpayment of principal, premium, if any, or interest on the Notes of such Series that became due solely because of the acceleration of the Notes of such Series, have been cured or waived.

If an Event of Default pursuant to Section 6.1(a)(6) or (7) occurs, the principal, premium, if any, and accrued and unpaid interest on all the Notes will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

At any time after a declaration of acceleration as to any Series of Notes, but before a judgment or decree for the payment of the money due has been obtained by the Trustee, Holders of a majority in principal amount of the Outstanding Notes of such Series may by notice to the Trustee and the Company (including, without limitation, waivers and consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes) waive all past defaults (except with respect to nonpayment of principal, premium, if any, or interest) and rescind any such acceleration with respect to the Notes of such Series and its consequences if rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

ARTICLE VII

SATISFACTION AND DISCHARGE; DEFEASANCE

The satisfaction and discharge and Defeasance and Covenant Defeasance provisions in Articles IV and XIII of the Base Indenture shall be applicable to the Notes of each Series and any Guarantee thereof.

In the case of a Covenant Defeasance as to any Series of Notes, (i) the Company will be released from its obligations to comply with Sections 4.1 and 4.2 of this Supplemental Indenture (for the benefit of Holders of Notes of such Series) and Section 1004 of the Base Indenture (for the benefit of Holders of Notes of such Series) and Section 801 of the Base Indenture (other than Section 8.01(2)) and (ii) the events described in Section 6.1(a), clauses (3), (4), (5) and (8) of this Supplemental Indenture shall no longer constitute Events of Default with respect to Notes of such Series.

If the Company exercises its Defeasance or its Covenant Defeasance option in respect of any Series of Notes or satisfies and discharges the Indenture with respect to the Notes of any Series, in each case all Guarantees in respect of such Series of Notes (if any are in effect at such time) will terminate.

ARTICLE VIII

AMENDMENT, SUPPLEMENT AND WAIVER

Article IX of the Base Indenture shall not apply to the Notes, provided that nothing in this Supplemental Indenture shall limit or affect the provisions of Article IX of the Base Indenture (including Section 901(5) and Section 901(7) thereof) insofar as relating to any amendment or waiver in respect of any series of Securities other than the Notes.

SECTION 8.1.     Without Consent of Holders.  Notwithstanding Section 8.2 and Section 8.3, without the consent of any Holder of Notes of a Series, the Company and the Trustee may amend or supplement this Supplemental Indenture and the Base Indenture (in each case, as it relates to the Notes of such Series and including the Subsidiary Guarantee of such Series) and the Notes of such Series to:

(1)          cure any ambiguity, omission, defect or inconsistency;

(2)         provide for the assumption by a successor entity of the obligations of the Company under this Supplemental Indenture and the Base Indenture (in each case, as it relates to the Notes of such Series) or the Notes of such Series in accordance with Section 801 and Section 802 of the Base Indenture;

(3)       provide for or facilitate the issuance of uncertificated Notes of such Series in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code);

(4)          add Guarantees with respect to the Notes of such Series, evidence the release of a Guarantor from its Guarantee or provide for the assumption by a successor entity of the obligations of a Guarantor in accordance with the applicable provisions of the Indenture;

(5)          secure the Notes of such Series or any Guarantee thereof;

(6)         add covenants of the Company or other obligor under the Indenture (as it relates to the Notes of such Series) or the Notes of such Series or any Guarantee, as the case may be, or Events of Default for the benefit of the Holders of the Notes of such Series or any Guarantee or to make other changes that would provide additional rights to the Holders of the Notes of such Series or to surrender any right or power conferred upon the Company or other such obligor;

(7)         make any change that does not adversely affect the legal or contractual rights of any Holder under the Indenture (as it relates to the Notes of such Series) or the Notes of such Series;

(8)        evidence and provide for the acceptance of an appointment under the Indenture (as it relates to the Notes of such Series) of a successor trustee; provided that the successor trustee is otherwise qualified and eligible to act as such under the terms of the Indenture (as it relates to the Notes of such Series);

(9)          provide for the issuance of Additional Notes of such Series permitted to be issued under the Indenture (as it relates to the Notes of such Series);

(10)        comply with the rules of any applicable securities depositary; or

(11)       conform the text of this Supplemental Indenture or the Base Indenture (in each case, as it relates to the Notes of such Series and including the Subsidiary Guarantee of such Series), the Notes of such Series or the Subsidiary Guarantee of such Series to any provision of the section of the Company’s Prospectus Supplement dated April 9, 2024 entitled “Description of Notes” or the “Description of Debt Securities” set forth in the accompanying base prospectus to the extent that such provision in the “Description of Notes” or the “Description of Debt Securities” was intended to be a verbatim recitation of a provision of the Indenture (as it relates to the Notes of such Series or the Subsidiary Guarantee of such Series), the Notes of such Series or the Subsidiary Guarantee of such Series, which intent shall be established by an Officer’s Certificate.

After an amendment, supplement or waiver under the Indenture becomes effective, the Company is required to send to the applicable Holders a notice briefly describing such amendment, supplement or waiver.  However, the failure to give such notice to all the Holders, or any defect in the notice, will not impair or affect the validity of any amendment, supplement or waiver.

SECTION 8.2.   With Consent of Holders.  Except as set forth in Section 8.1 and Section 8.3, the Company and the Trustee may amend or supplement this Supplemental Indenture and the Base Indenture (in each case, as it relates to the Notes of a Series and including the Subsidiary Guarantee of such Series) and the Notes of such Series with the consent of the Holders of a majority in principal amount of the Notes of such Series then Outstanding voting as a single class (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes of such Series) and any past default or compliance with any provisions of this Supplemental Indenture and the Base Indenture (in each case, as it relates to the Notes of a Series and including the Subsidiary Guarantee of such Series) and the Notes of such Series may be waived with the consent of the Holders of a majority in principal amount of the Notes of such Series then Outstanding voting as a single class (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes of such Series).

The consent of the Holders is not necessary under the Indenture to approve the particular form of any proposed amendment, supplement or waiver.  It is sufficient if such consent approves the substance of the proposed amendment, supplement or waiver.  A consent to any amendment, supplement or waiver under the Indenture by any Holder of Notes given in connection with a tender of such Holder’s Notes will not be rendered invalid by such tender.

SECTION 8.3.    Limitations.  Notwithstanding Section 8.2, without the consent of each Holder of an Outstanding Note of any Series affected, no amendment, supplement or waiver may (with respect to any Notes of such Series held by a non-consenting Holder):

(1)          reduce the principal amount of Notes of such Series whose Holders must consent to an amendment, supplement or waiver;

(2)          reduce the stated rate of interest or extend the stated time for payment of interest on any Note of such Series;

(3)          reduce the principal of or extend the Stated Maturity of any Note of such Series;

(4)         waive a Default or Event of Default in the payment of principal of, premium, if any, or interest on the Notes of such Series (except a rescission of acceleration of the Notes of such Series by Holders of a majority in aggregate principal amount of the then outstanding Notes of such Series with respect to a nonpayment default and a waiver of the payment default that resulted from such acceleration);

(5)          reduce the premium payable upon the redemption of any Note of such Series or change the time at which any Note of such Series may be redeemed as described under Article III, whether through an amendment or waiver of Article III, related definitions or otherwise;

(6)           make any Note of such Series payable in money other than that stated in the Note;

(7)          impair the right of any Holder to receive payment of principal, premium, if any, and interest on such Holder’s Notes of such Series on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes;

(8)          modify the Subsidiary Guarantee of the Notes of such Series in any manner adverse to the Holders of the Notes of such Series; or

(9)          make any change in the amendment or waiver provisions that require each Holder’s consent.

SECTION 8.4.      Compliance with Trust Indenture Act.  Every amendment to this Supplemental Indenture, the Base Indenture (as it relates to the Notes) or the Notes shall be set forth in a supplemental indenture hereto that complies with the Trust Indenture Act as then in effect. The Trustee shall have no responsibility or liability for whether this Supplemental Indenture, the Base Indenture, the Notes, or any amendment to any of them complies with the Trust Indenture Act or the Company’s compliance with the Trust Indenture Act.

SECTION 8.5.    Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of Notes is a continuing consent by the Holder and every subsequent Holder of the Notes or portion of such Notes that evidences the same debt as the consenting Holder’s Note or Notes, even if notation of the consent is not made on any such Note.  However, any such Holder or subsequent Holder may revoke the consent as to its Notes or portion of such Notes if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective.

Any amendment or waiver in respect of the Notes of a Series once effective shall bind every Holder of Notes of such Series affected by such amendment or waiver unless it is of the type described in any of the clauses of Section 8.3.  In that case, the amendment or waiver shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder’s Note.

The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Supplemental Indenture in respect of a Series of Notes or the Base Indenture (as it relates to the Notes of such Series).  If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders of Notes of such Series at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders of Notes of such Series after such record date.

SECTION 8.6.     Notation on or Exchange of Notes.  The Trustee may place an appropriate notation about an amendment or waiver on the Notes.  The Company in exchange for the Notes may issue and the Trustee shall authenticate upon written request new Notes that reflect the amendment or waiver.

SECTION 8.7.   Effect of Supplemental Indenture.  Upon the execution of any supplemental indenture under this Article VIII, the Indenture (including this Supplemental Indenture and the Notes) shall be modified in accordance therewith, and such supplemental indenture shall form a part of the Indenture for all purposes; and, subject to Section 8.3, every Holder of Notes of the applicable Series theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

ARTICLE IX

SUBSIDIARY GUARANTEE

Article XIV of the Base Indenture shall apply to each Series of the Notes, except as described in this Article IX. The Notes of each Series will be fully and unconditionally guaranteed (such guarantee with respect to such Series of Notes, the “Subsidiary Guarantee”) by Diamondback E&P LLC (such entity during the period (and only during such period) that the Subsidiary Guarantee is in effect as to such Series, with respect to such Series, the “Subsidiary Guarantor”) as a “Guarantor” as defined in the Base Indenture.

SECTION 9.1.      Release of a Guarantor. Solely with respect to the Notes, the ninth paragraph of Section 1401 of the Base Indenture shall not apply to the Notes and instead the following shall apply:

The Subsidiary Guarantor shall be released and discharged automatically and unconditionally from all its obligations under the Indenture (as it relates to a Series of Notes) and the Subsidiary Guarantee with respect to such Series of Notes, and will cease to be a Guarantor with respect to such Notes, without any further action required on the part of the Trustee or any Holder, (a) upon the release or discharge of the Company’s guarantee of the Subsidiary Guarantor’s obligations under its revolving credit facility (as amended, modified, restated, amended and restated or otherwise replaced or refinanced from time to time, the “Subsidiary Credit Facility”), (b) upon the release or discharge of the Subsidiary Guarantor’s obligations under the Subsidiary Credit Facility, (c) in connection with any Covenant Defeasance or Defeasance pursuant to Article XIII of the Base Indenture as to such Series of Notes or satisfaction and discharge of such Series of Notes pursuant to Article IV of the Base Indenture and Article VII of this Supplemental Indenture, or (d) if no Event of Default has occurred and is then continuing as to such Series of Notes, upon the liquidation or dissolution of the Subsidiary Guarantor.

In the event that the Subsidiary Guarantor is sold or disposed of (whether by merger, consolidation, the sale of a sufficient amount of its (or an intermediate holding company’s) Capital Stock so that the Subsidiary Guarantor no longer constitutes a Subsidiary of the Company or the sale of all or substantially all of its assets (other than by lease)), and whether or not the Subsidiary Guarantor is the surviving entity in such transaction, to a Person that is not (and does not thereupon become) the Company or a Subsidiary of the Company, the Subsidiary Guarantor will be released and discharged automatically and unconditionally from all its obligations under the Subsidiary Guarantees and will cease to be the Subsidiary Guarantor, without any further action required on the part of the Trustee or any Holder.

Upon delivery by the Company to the Trustee of an Officer’s Certificate and an Opinion of Counsel to the effect that any of the conditions described above has occurred, the Trustee shall execute any supplemental indenture or other documents reasonably requested by the Company in order to evidence the release of the Subsidiary Guarantor as to any Series of Notes from its obligations under the Subsidiary Guarantee and the Indenture as to the Notes of such Series.

SECTION 9.2.     Guarantee Evidenced by Indenture; No Notation of Guarantee.

(a)       The Subsidiary Guarantee of the Subsidiary Guarantor as to the Notes of any Series shall be evidenced solely by its execution and delivery of this Supplemental Indenture and not by an endorsement on, or attachment to, any Note of such Series or any Guarantee or notation thereof.

(b)         The delivery of any Note of any Series by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee as to the Notes of such Series set forth in this Supplemental Indenture on behalf of the Subsidiary Guarantor as to the Notes of such Series.

ARTICLE X

MISCELLANEOUS

SECTION 10.1.   Governing Law.  This Supplemental Indenture, the Indenture (as it relates to the Notes), the Notes and any Subsidiary Guarantees shall be governed by, and construed in accordance with, the laws of the State of New York.

EACH OF THE COMPANY, THE SUBSIDIARY GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE INDENTURE (AS IT RELATES TO THE NOTES), THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 10.2.   Successors.  All agreements of the Company and the Subsidiary Guarantor with respect to any Series of Notes in this Supplemental Indenture and any Notes of such Series shall bind their respective successors.  All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

SECTION 10.3.   Multiple Originals.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  One signed copy is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original instrument for all purposes.  Signature pages of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.  This Supplemental Indenture shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code/UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. This Section 10.3 is subject to Section 119 of the Base Indenture.

SECTION 10.4.   Paying Agent and Security Registrar.  The Company initially appoints the Trustee as Paying Agent and Security Registrar with respect to any Global Notes.

SECTION 10.5.    Severability.  In case any provision in this Supplemental Indenture, the Indenture, the Notes or the Subsidiary Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.6.    Trust Indenture Act Controls.  If any provision of the Indenture limits, qualifies, or conflicts with another provision that is required or deemed to be included in the Indenture by the Trust Indenture Act, such required or deemed provision shall control.  If any provision of the Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of the Trust Indenture Act shall be deemed to apply to the Indenture as so modified or shall be excluded, as the case may be.

SECTION 10.7.    Table of Contents; Headings.  The table of contents, cross-reference sheet and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

SECTION 10.8.   No Adverse Interpretation of Other Agreements.  The Indenture insofar as relating to the Notes may not be used to interpret any other indenture, loan or debt agreement (including the Indenture (including any other supplemental indenture thereto) insofar as relating to any series of Securities other than the Notes) of the Company or any Subsidiaries or of any other Person.  Any such indenture, loan or debt agreement (including the Indenture (including any other supplemental indenture thereto) insofar as relating to any series of Securities other than the Notes) may not be used to interpret the Indenture insofar as relating to the Notes.

SECTION 10.9.   Ratification and Incorporation of Base Indenture.  As supplemented and modified hereby, the Base Indenture is in all respects ratified and confirmed, and the Base Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.  This Supplemental Indenture shall form a part of the Indenture for all purposes (as it relates to the Notes), and every Holder of Notes shall be bound hereby.

SECTION 10.10.  Benefits of Supplemental Indenture.  Nothing in this Supplemental Indenture or the Base Indenture (as it relates to the Notes) or in the Notes, express or implied, shall give to any Person, other than the parties to this Supplemental Indenture and their successors hereunder and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture as it relates to the Notes or the Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

DIAMONDBACK ENERGY, INC., as the Company

By:	/s/ Matthew Kaes Van’t Hof
Name:	Matthew Kaes Van’t Hof
Title:	President and Chief Financial Officer

DIAMONDBACK E&P LLC, as Subsidiary Guarantor

By:	/s/ Matthew Kaes Van’t Hof
Name:	Matthew Kaes Van’t Hof
Title:	President and Chief Financial Officer

[Signature Page to the Second Supplemental Indenture]

TRUSTEE:

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Chriss Reichow
Name:	Chriss Reichow
Title:	Assistant Vice President

[Signature Page to the Second Supplemental Indenture]

EXHIBIT A

FORM OF FACE OF NOTE

[THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

(1)  Depositary legend, if applicable.

No. [ ]	Principal Amount $ [ ]
[as revised by the Schedule of Increases
and Decreases in the Global Note attached hereto][1]

CUSIP NO. 25278X AX7
ISIN US25278XAX75

DIAMONDBACK ENERGY, INC.

5.200% SENIOR NOTE DUE 2027

Diamondback Energy, Inc., a Delaware corporation, promises to pay to [Cede & Co.]1 or registered assigns, the principal sum of $[         ] Dollars, [as revised by the Schedule of Increases and Decreases in the Global Note attached hereto]1, on April 18. 2027.

Interest Payment Dates:  April 18 and October 18, commencing October 18, 2024.

Regular Record Dates:  April 3 and October 3.

Additional provisions of this Note are set forth on the other side of this Note.

1 For Global Notes.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

DIAMONDBACK ENERGY, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

[____________________],
as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:
Authorized Signatory

FORM OF REVERSE SIDE OF NOTE

5.200% Senior Note due 2027

1.           Interest

Diamondback Energy, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above.

The Company shall pay interest semiannually on April 18 and October 18 of each year, commencing October 18, 2024.  Interest on the Notes shall accrue from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, from April 18, 2024.  The Company shall pay interest on overdue principal or premium, if any (plus interest on overdue installments of interest to the extent lawful), at the rate borne by the Notes to the extent lawful.  Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.           Method of Payment

By no later than 12:30 p.m. (New York City time) on the date on which any principal of, premium, if any, or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, or interest.  The Company shall pay interest (except Defaulted Interest) to the Persons who are registered Holders at the close of business on the April 3 or October 3 immediately preceding the interest payment date even if the Notes are cancelled or repurchased after the Regular Record Date and on or before the Interest Payment Date.  Holders must surrender the Notes to a Paying Agent to collect principal payments.  The Company shall pay principal of, premium, if any, and interest on the Notes in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company shall pay principal of, premium, if any, and interest on the Notes at the office or agency designated by the Company, which is initially the corporate trust office of the Trustee in St. Paul, Minnesota. The Company shall pay principal of, premium, if any, and interest on the Global Notes registered in the name of or held by the Depositary or its nominee in immediately available funds to the Depositary or its nominee, as the case may be, as the registered holder of such Global Note. The Company shall make all payments in respect of a Definitive Note by mailing a check to the registered address of each Holder thereof as such address shall appear on the Security Registrar’s books; provided, however, that payments on the Notes represented by Definitive Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes represented by Definitive Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent in accordance with the terms of the Indenture.

3.           Paying Agent and Security Registrar

Initially, Computershare Trust Company, National Association, the trustee under the Indenture (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Trustee”), shall act as Paying Agent and Security Registrar.  The Company may appoint and change any Paying Agent or Security Registrar without notice to any Holder.  The Company or any of its Subsidiaries may act as Paying Agent or Security Registrar.

4.           Indenture

The Company issued the Notes as a series of Securities under the Indenture dated as of December 13, 2022 (the “Base Indenture”) between the Company and the Trustee, as supplemented by the Second Supplemental Indenture dated as of April 18, 2024 (the “Supplemental Indenture” and, together with the Base Indenture and any one or more additional supplemental indentures thereto applicable to the Notes, herein called the “Indenture”) among the Company, Diamondback E&P LLC, a Delaware limited liability company (the “Subsidiary Guarantor”), and the Trustee.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act.  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.  The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.  In the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is unlimited.  This Note is one of the 5.200 Senior Notes due 2027 referred to in the Indenture.  The Notes include (i) $850,000,000 aggregate principal amount of the Company’s 5.200% Senior Notes due 2027 issued under the Indenture on April 18, 2024 in an offering registered under the Securities Act (the “Initial Notes”), and (ii) if and when issued, an unlimited principal amount of additional 5.200% Senior Notes due 2027 that may be issued from time to time, under the Indenture, subsequent to April 18, 2024 (the “Additional Notes” and, together with the Initial Notes, the “Notes”).  The Initial Notes and the Additional Notes shall be considered collectively as a single series of Securities for all purposes of the Indenture.

5.           Redemption

(a)          Prior to March 18, 2027 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the Redemption Date, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to but not including the Redemption Date.

(b)         On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to but not including the Redemption Date.

(c)          The Notes shall be subject to special mandatory redemption as described in Section 3.4 of the Supplemental Indenture.

6.           Denominations; Transfer; Exchange

The Notes are in registered form without coupons in denominations of principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.  A Holder may transfer or exchange Notes in accordance with the Indenture.  The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by the Company, the Trustee or the Security Registrar for any registration of transfer or exchange of the Notes, but the Company may require a Holder to pay a sum sufficient to cover any transfer tax or other governmental taxes and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any Note selected for redemption or any Note for a period of 15 days before a selection of the Notes to be redeemed.

7.           Persons Deemed Owners

The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.           Unclaimed Money

If money for the payment of the principal of, or premium, if any, or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person.  After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or the Paying Agent for payment.

9.           Defeasance

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal, premium, if any, and interest on the Notes to Stated Maturity or a specified redemption date.

10.          Amendment, Supplement and Waiver

The Supplemental Indenture, the Base Indenture (as it relates to the Notes) and the Notes may be amended or supplemented and certain provisions may be waived as provided in the Indenture.

11.          Defaults and Remedies

The Events of Default as to the Notes are defined in Section 6.1 of the Supplemental Indenture.  Upon the occurrence of an Event of Default, the rights and obligations of the Company, the Subsidiary Guarantor, the Trustee and the Holders shall be as set forth in the applicable provisions of the Indenture.

12.         Trustee Dealings with the Company

Subject to certain limitations set forth in the Indenture, the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Subsidiary Guarantor, in its individual or any other capacity, may become the owner or pledgee of the Notes and may otherwise deal with the Company or the Subsidiary Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

13.         No Recourse Against Others

No past, present or future director, officer, employee, manager, member, partner, incorporator or stockholder of the Company or the Subsidiary Guarantor, as such, will have any liability for any obligations of the Company or the Subsidiary Guarantor, respectively, under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

14.         Authentication

This Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.

15.         Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

16.         CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers placed thereon.

17.         Governing Law

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint _______________ agent to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTE(4)

The following increases or decreases in this Global Note have been made:

Date of Increase / Decrease	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

(4)  For Global Notes.

EXHIBIT B

FORM OF FACE OF NOTE

[THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

(1)      Depositary legend, if applicable.

No. [ ]	Principal Amount $ [ ]
[as revised by the Schedule of Increases
and Decreases in the Global Note attached hereto][2]

CUSIP NO. 25278X AY5
ISIN US25278XAY58

DIAMONDBACK ENERGY, INC.

5.150% SENIOR NOTE DUE 2030

Diamondback Energy, Inc., a Delaware corporation, promises to pay to [Cede & Co.]1 or registered assigns, the principal sum of $[         ] Dollars, [as revised by the Schedule of Increases and Decreases in the Global Note attached hereto]1, on January 30, 2030.

Interest Payment Dates:  January 30 and July 30, commencing July 30, 2024.

Regular Record Dates:  January 15 and July 15.

Additional provisions of this Note are set forth on the other side of this Note.

      2 For Global Notes.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

DIAMONDBACK ENERGY, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

[____________________],
as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:
Authorized Signatory

FORM OF REVERSE SIDE OF NOTE

5.150% Senior Note due 2030

1.           Interest

Diamondback Energy, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above.

The Company shall pay interest semiannually on January 30 and July 30 of each year, commencing July 30, 2024.  Interest on the Notes shall accrue from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, from April 18, 2024.  The Company shall pay interest on overdue principal or premium, if any (plus interest on overdue installments of interest to the extent lawful), at the rate borne by the Notes to the extent lawful.  Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.           Method of Payment

By no later than 12:30 p.m. (New York City time) on the date on which any principal of, premium, if any, or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, or interest.  The Company shall pay interest (except Defaulted Interest) to the Persons who are registered Holders at the close of business on the January 15 or July 15 immediately preceding the interest payment date even if the Notes are cancelled or repurchased after the Regular Record Date and on or before the Interest Payment Date.  Holders must surrender the Notes to a Paying Agent to collect principal payments.  The Company shall pay principal of, premium, if any, and interest on the Notes in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company shall pay principal of, premium, if any, and interest on the Notes at the office or agency designated by the Company, which is initially the corporate trust office of the Trustee in St. Paul, Minnesota. The Company shall pay principal of, premium, if any, and interest on the Global Notes registered in the name of or held by the Depositary or its nominee in immediately available funds to the Depositary or its nominee, as the case may be, as the registered holder of such Global Note. The Company shall make all payments in respect of a Definitive Note by mailing a check to the registered address of each Holder thereof as such address shall appear on the Security Registrar’s books; provided, however, that payments on the Notes represented by Definitive Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes represented by Definitive Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent in accordance with the terms of the Indenture.

3.           Paying Agent and Security Registrar

Initially, Computershare Trust Company, National Association, the trustee under the Indenture (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Trustee”), shall act as Paying Agent and Security Registrar.  The Company may appoint and change any Paying Agent or Security Registrar without notice to any Holder.  The Company or any of its Subsidiaries may act as Paying Agent or Security Registrar.

4.           Indenture

The Company issued the Notes as a series of Securities under the Indenture dated as of December 13, 2022 (the “Base Indenture”) between the Company and the Trustee, as supplemented by the Second Supplemental Indenture dated as of April 18, 2024 (the “Supplemental Indenture” and, together with the Base Indenture and any one or more additional supplemental indentures thereto applicable to the Notes, herein called the “Indenture”) among the Company, Diamondback E&P LLC, a Delaware limited liability company (the “Subsidiary Guarantor”), and the Trustee.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act.  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.  The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.  In the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is unlimited.  This Note is one of the 5.150% Senior Notes due 2030 referred to in the Indenture.  The Notes include (i) $850,000,000 aggregate principal amount of the Company’s 5.150% Senior Notes due 2030 issued under the Indenture on April 18, 2024 in an offering registered under the Securities Act (the “Initial Notes”), and (ii) if and when issued, an unlimited principal amount of additional 5.150% Senior Notes due 2030 that may be issued from time to time, under the Indenture, subsequent to April 18, 2024 (the “Additional Notes” and, together with the Initial Notes, the “Notes”).  The Initial Notes and the Additional Notes shall be considered collectively as a single series of Securities for all purposes of the Indenture.

5.           Redemption

(a)          Prior to December 30, 2029 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the Redemption Date, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to but not including the Redemption Date.

(b)          On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to but not including the Redemption Date.

(c)          The Notes shall be subject to special mandatory redemption as described in Section 3.4 of the Supplemental Indenture.

6.           Denominations; Transfer; Exchange

The Notes are in registered form without coupons in denominations of principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.  A Holder may transfer or exchange Notes in accordance with the Indenture.  The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by the Company, the Trustee or the Security Registrar for any registration of transfer or exchange of the Notes, but the Company may require a Holder to pay a sum sufficient to cover any transfer tax or other governmental taxes and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any Note selected for redemption or any Note for a period of 15 days before a selection of the Notes to be redeemed.

7.           Persons Deemed Owners

The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.           Unclaimed Money

If money for the payment of the principal of, or premium, if any, or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person.  After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or the Paying Agent for payment.

9.           Defeasance

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal, premium, if any, and interest on the Notes to Stated Maturity or a specified redemption date.

10.         Amendment, Supplement and Waiver

The Supplemental Indenture, the Base Indenture (as it relates to the Notes) and the Notes may be amended or supplemented and certain provisions may be waived as provided in the Indenture.

11.         Defaults and Remedies

The Events of Default as to the Notes are defined in Section 6.1 of the Supplemental Indenture.  Upon the occurrence of an Event of Default, the rights and obligations of the Company, the Subsidiary Guarantor, the Trustee and the Holders shall be as set forth in the applicable provisions of the Indenture.

12.         Trustee Dealings with the Company

Subject to certain limitations set forth in the Indenture, the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Subsidiary Guarantor, in its individual or any other capacity, may become the owner or pledgee of the Notes and may otherwise deal with the Company or the Subsidiary Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

13.         No Recourse Against Others

No past, present or future director, officer, employee, manager, member, partner, incorporator or stockholder of the Company or the Subsidiary Guarantor, as such, will have any liability for any obligations of the Company or the Subsidiary Guarantor, respectively, under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

14.         Authentication

This Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.

15.         Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

16.         CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers placed thereon.

17.         Governing Law

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint _______________ agent to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTE(4)

The following increases or decreases in this Global Note have been made:

Date of Increase / Decrease	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

(4)  For Global Notes.

EXHIBIT C

FORM OF FACE OF NOTE

[THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

(1)      Depositary legend, if applicable.

No. [ ]	Principal Amount $ [ ]
[as revised by the Schedule of Increases
and Decreases in the Global Note attached hereto][3]

CUSIP NO. 25278X AZ2
ISIN US25278XAZ24

DIAMONDBACK ENERGY, INC.

5.400% SENIOR NOTE DUE 2034

Diamondback Energy, Inc., a Delaware corporation, promises to pay to [Cede & Co.]1 or registered assigns, the principal sum of $[         ] Dollars, [as revised by the Schedule of Increases and Decreases in the Global Note attached hereto]1, on April 18, 2034.

Interest Payment Dates:  April 18 and October 18, commencing October 18, 2024.

Regular Record Dates:  April 3 and October 3.

Additional provisions of this Note are set forth on the other side of this Note.

      3 For Global Notes.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

DIAMONDBACK ENERGY, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

[____________________],
as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:
Authorized Signatory

FORM OF REVERSE SIDE OF NOTE

5.400% Senior Note due 2034

1.           Interest

Diamondback Energy, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above.

The Company shall pay interest semiannually on April 18 and October 18 of each year, commencing October 18, 2024.  Interest on the Notes shall accrue from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, from April 18, 2024.  The Company shall pay interest on overdue principal or premium, if any (plus interest on overdue installments of interest to the extent lawful), at the rate borne by the Notes to the extent lawful.  Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.           Method of Payment

By no later than 12:30 p.m. (New York City time) on the date on which any principal of, premium, if any, or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, or interest.  The Company shall pay interest (except Defaulted Interest) to the Persons who are registered Holders at the close of business on the April 3 or October 3 immediately preceding the interest payment date even if the Notes are cancelled or repurchased after the Regular Record Date and on or before the Interest Payment Date.  Holders must surrender the Notes to a Paying Agent to collect principal payments.  The Company shall pay principal of, premium, if any, and interest on the Notes in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company shall pay principal of, premium, if any, and interest on the Notes at the office or agency designated by the Company, which is initially the corporate trust office of the Trustee in St. Paul, Minnesota. The Company shall pay principal of, premium, if any, and interest on the Global Notes registered in the name of or held by the Depositary or its nominee in immediately available funds to the Depositary or its nominee, as the case may be, as the registered holder of such Global Note. The Company shall make all payments in respect of a Definitive Note by mailing a check to the registered address of each Holder thereof as such address shall appear on the Security Registrar’s books; provided, however, that payments on the Notes represented by Definitive Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes represented by Definitive Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent in accordance with the terms of the Indenture.

3.           Paying Agent and Security Registrar

Initially, Computershare Trust Company, National Association, the trustee under the Indenture (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Trustee”), shall act as Paying Agent and Security Registrar.  The Company may appoint and change any Paying Agent or Security Registrar without notice to any Holder.  The Company or any of its Subsidiaries may act as Paying Agent or Security Registrar.

4.           Indenture

The Company issued the Notes as a series of Securities under the Indenture dated as of December 13, 2022 (the “Base Indenture”) between the Company and the Trustee, as supplemented by the Second Supplemental Indenture dated as of April 18, 2024 (the “Supplemental Indenture” and, together with the Base Indenture and any one or more additional supplemental indentures thereto applicable to the Notes, herein called the “Indenture”) among the Company, Diamondback E&P LLC, a Delaware limited liability company (the “Subsidiary Guarantor”), and the Trustee.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act.  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.  The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.  In the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is unlimited.  This Note is one of the 5.400% Senior Notes due 2034 referred to in the Indenture.  The Notes include (i) $1,300,000,000 aggregate principal amount of the Company’s 5.400% Senior Notes due 2034 issued under the Indenture on April 18, 2024 in an offering registered under the Securities Act (the “Initial Notes”), and (ii) if and when issued, an unlimited principal amount of additional 5.400% Senior Notes due 2034 that may be issued from time to time, under the Indenture, subsequent to April 18, 2024 (the “Additional Notes” and, together with the Initial Notes, the “Notes”).  The Initial Notes and the Additional Notes shall be considered collectively as a single series of Securities for all purposes of the Indenture.

5.           Redemption

(a)          Prior to January 18, 2034 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the Redemption Date, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to but not including the Redemption Date.

(b)          On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to but not including the Redemption Date.

(c)          The Notes shall be subject to special mandatory redemption as described in Section 3.4 of the Supplemental Indenture.

6.           Denominations; Transfer; Exchange

The Notes are in registered form without coupons in denominations of principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.  A Holder may transfer or exchange Notes in accordance with the Indenture.  The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by the Company, the Trustee or the Security Registrar for any registration of transfer or exchange of the Notes, but the Company may require a Holder to pay a sum sufficient to cover any transfer tax or other governmental taxes and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any Note selected for redemption or any Note for a period of 15 days before a selection of the Notes to be redeemed.

7.           Persons Deemed Owners

The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.           Unclaimed Money

If money for the payment of the principal of, or premium, if any, or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person.  After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or the Paying Agent for payment.

9.           Defeasance

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal, premium, if any, and interest on the Notes to Stated Maturity or a specified redemption date.

10.         Amendment, Supplement and Waiver

The Supplemental Indenture, the Base Indenture (as it relates to the Notes) and the Notes may be amended or supplemented and certain provisions may be waived as provided in the Indenture.

11.         Defaults and Remedies

The Events of Default as to the Notes are defined in Section 6.1 of the Supplemental Indenture.  Upon the occurrence of an Event of Default, the rights and obligations of the Company, the Subsidiary Guarantor, the Trustee and the Holders shall be as set forth in the applicable provisions of the Indenture

12.         Trustee Dealings with the Company

Subject to certain limitations set forth in the Indenture, the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Subsidiary Guarantor, in its individual or any other capacity, may become the owner or pledgee of the Notes and may otherwise deal with the Company or the Subsidiary Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

13.          No Recourse Against Others

No past, present or future director, officer, employee, manager, member, partner, incorporator or stockholder of the Company or the Subsidiary Guarantor, as such, will have any liability for any obligations of the Company or the Subsidiary Guarantor, respectively, under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

14.         Authentication

This Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.

15.         Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

16.          CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers placed thereon.

17.         Governing Law

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint _______________ agent to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTE(4)

The following increases or decreases in this Global Note have been made:

Date of Increase / Decrease	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

(4)   For Global Notes.

EXHIBIT D

FORM OF FACE OF NOTE

[THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

(1)   Depositary legend, if applicable.

No. [ ]	Principal Amount $ [ ]
[as revised by the Schedule of Increases
and Decreases in the Global Note attached hereto][4]

CUSIP NO. 25278X BA6
ISIN US25278XBA63

DIAMONDBACK ENERGY, INC.

5.750% SENIOR NOTE DUE 2054

Diamondback Energy, Inc., a Delaware corporation, promises to pay to [Cede & Co.]1 or registered assigns, the principal sum of $[         ] Dollars, [as revised by the Schedule of Increases and Decreases in the Global Note attached hereto]1, on April 18, 2054.

Interest Payment Dates:  April 18 and October 18, commencing October 18, 2024.

Regular Record Dates:  April 3 and October 3.

Additional provisions of this Note are set forth on the other side of this Note.

         4 For Global Notes.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

DIAMONDBACK ENERGY, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

[____________________],
as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:
Authorized Signatory

FORM OF REVERSE SIDE OF NOTE

5.750% Senior Note due 2054

1.           Interest

Diamondback Energy, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above.

The Company shall pay interest semiannually on April 18 and October 18 of each year, commencing October 18, 2024.  Interest on the Notes shall accrue from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, from April 18, 2024.  The Company shall pay interest on overdue principal or premium, if any (plus interest on overdue installments of interest to the extent lawful), at the rate borne by the Notes to the extent lawful.  Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.           Method of Payment

By no later than 12:30 p.m. (New York City time) on the date on which any principal of, premium, if any, or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, or interest.  The Company shall pay interest (except Defaulted Interest) to the Persons who are registered Holders at the close of business on the April 3 or October 3 immediately preceding the interest payment date even if the Notes are cancelled or repurchased after the Regular Record Date and on or before the Interest Payment Date.  Holders must surrender the Notes to a Paying Agent to collect principal payments.  The Company shall pay principal of, premium, if any, and interest on the Notes in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company shall pay principal of, premium, if any, and interest on the Notes at the office or agency designated by the Company, which is initially the corporate trust office of the Trustee in St. Paul, Minnesota. The Company shall pay principal of, premium, if any, and interest on the Global Notes registered in the name of or held by the Depositary or its nominee in immediately available funds to the Depositary or its nominee, as the case may be, as the registered holder of such Global Note. The Company shall make all payments in respect of a Definitive Note by mailing a check to the registered address of each Holder thereof as such address shall appear on the Security Registrar’s books; provided, however, that payments on the Notes represented by Definitive Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes represented by Definitive Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent in accordance with the terms of the Indenture.

3.           Paying Agent and Security Registrar

Initially, Computershare Trust Company, National Association, the trustee under the Indenture (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Trustee”), shall act as Paying Agent and Security Registrar.  The Company may appoint and change any Paying Agent or Security Registrar without notice to any Holder.  The Company or any of its Subsidiaries may act as Paying Agent or Security Registrar.

4.           Indenture

The Company issued the Notes as a series of Securities under the Indenture dated as of December 13, 2022 (the “Base Indenture”) between the Company and the Trustee, as supplemented by the Second Supplemental Indenture dated as of April 18, 2024 (the “Supplemental Indenture” and, together with the Base Indenture and any one or more additional supplemental indentures thereto applicable to the Notes, herein called the “Indenture”) among the Company, Diamondback E&P LLC, a Delaware limited liability company (the “Subsidiary Guarantor”), and the Trustee.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act.  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.  The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.  In the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is unlimited.  This Note is one of the 5.750% Senior Notes due 2054 referred to in the Indenture.  The Notes include (i) $1,500,000,000 aggregate principal amount of the Company’s 5.750% Senior Notes due 2054 issued under the Indenture on April 18, 2024 in an offering registered under the Securities Act (the “Initial Notes”), and (ii) if and when issued, an unlimited principal amount of additional 5.750% Senior Notes due 2054 that may be issued from time to time, under the Indenture, subsequent to April 18, 2024 (the “Additional Notes” and, together with the Initial Notes, the “Notes”).  The Initial Notes and the Additional Notes shall be considered collectively as a single series of Securities for all purposes of the Indenture.

5.           Redemption

(a)          Prior to October 18, 2053 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the Redemption Date, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to but not including the Redemption Date.

(b)          On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to but not including the Redemption Date.

6.           Denominations; Transfer; Exchange

The Notes are in registered form without coupons in denominations of principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.  A Holder may transfer or exchange Notes in accordance with the Indenture.  The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by the Company, the Trustee or the Security Registrar for any registration of transfer or exchange of the Notes, but the Company may require a Holder to pay a sum sufficient to cover any transfer tax or other governmental taxes and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any Note selected for redemption or any Note for a period of 15 days before a selection of the Notes to be redeemed.

7.           Persons Deemed Owners

The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.           Unclaimed Money

If money for the payment of the principal of, or premium, if any, or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person.  After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or the Paying Agent for payment.

9.           Defeasance

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal, premium, if any, and interest on the Notes to Stated Maturity or a specified redemption date.

10.         Amendment, Supplement and Waiver

The Supplemental Indenture, the Base Indenture (as it relates to the Notes) and the Notes may be amended or supplemented and certain provisions may be waived as provided in the Indenture.

11.         Defaults and Remedies

The Events of Default as to the Notes are defined in Section 6.1 of the Supplemental Indenture.  Upon the occurrence of an Event of Default, the rights and obligations of the Company, the Subsidiary Guarantor, the Trustee and the Holders shall be as set forth in the applicable provisions of the Indenture.

12.         Trustee Dealings with the Company

Subject to certain limitations set forth in the Indenture, the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Subsidiary Guarantor, in its individual or any other capacity, may become the owner or pledgee of the Notes and may otherwise deal with the Company or the Subsidiary Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

13.         No Recourse Against Others

No past, present or future director, officer, employee, manager, member, partner, incorporator or stockholder of the Company or the Subsidiary Guarantor, as such, will have any liability for any obligations of the Company or the Subsidiary Guarantor, respectively, under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

14.         Authentication

This Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.

15.         Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

16.         CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers placed thereon.

17.         Governing Law

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint _______________ agent to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTE(4)

The following increases or decreases in this Global Note have been made:

Date of Increase / Decrease	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

(4)  For Global Notes.

EXHIBIT E

FORM OF FACE OF NOTE

[THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

(1)   Depositary legend, if applicable.

No. [ ]	Principal Amount $ [ ]
[as revised by the Schedule of Increases
and Decreases in the Global Note attached hereto][5]

CUSIP NO. 25278X BB4
ISIN US25278XBB47

DIAMONDBACK ENERGY, INC.

5.900% SENIOR NOTE DUE 2064

Diamondback Energy, Inc., a Delaware corporation, promises to pay to [Cede & Co.]1 or registered assigns, the principal sum of $[         ] Dollars, [as revised by the Schedule of Increases and Decreases in the Global Note attached hereto]1, on April 18, 2064.

Interest Payment Dates:  April 18 and October 18, commencing October 18, 2024.

Regular Record Dates:  April 3 and October 3.

Additional provisions of this Note are set forth on the other side of this Note.

      5 For Global Notes.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.

DIAMONDBACK ENERGY, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Dated:

[____________________],
as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:
Authorized Signatory

FORM OF REVERSE SIDE OF NOTE

5.900% Senior Note due 2064

1.           Interest

Diamondback Energy, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above.

The Company shall pay interest semiannually on April 18 and October 18 of each year, commencing October 18, 2024.  Interest on the Notes shall accrue from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, from April 18, 2024.  The Company shall pay interest on overdue principal or premium, if any (plus interest on overdue installments of interest to the extent lawful), at the rate borne by the Notes to the extent lawful.  Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.           Method of Payment

By no later than 12:30 p.m. (New York City time) on the date on which any principal of, premium, if any, or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, or interest.  The Company shall pay interest (except Defaulted Interest) to the Persons who are registered Holders at the close of business on the April 3 or October 3 immediately preceding the interest payment date even if the Notes are cancelled or repurchased after the Regular Record Date and on or before the Interest Payment Date.  Holders must surrender the Notes to a Paying Agent to collect principal payments.  The Company shall pay principal of, premium, if any, and interest on the Notes in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company shall pay principal of, premium, if any, and interest on the Notes at the office or agency designated by the Company, which is initially the corporate trust office of the Trustee in St. Paul, Minnesota. The Company shall pay principal of, premium, if any, and interest on the Global Notes registered in the name of or held by the Depositary or its nominee in immediately available funds to the Depositary or its nominee, as the case may be, as the registered holder of such Global Note. The Company shall make all payments in respect of a Definitive Note by mailing a check to the registered address of each Holder thereof as such address shall appear on the Security Registrar’s books; provided, however, that payments on the Notes represented by Definitive Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes represented by Definitive Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent in accordance with the terms of the Indenture.

3.           Paying Agent and Security Registrar

Initially, Computershare Trust Company, National Association, the trustee under the Indenture (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Trustee”), shall act as Paying Agent and Security Registrar.  The Company may appoint and change any Paying Agent or Security Registrar without notice to any Holder.  The Company or any of its Subsidiaries may act as Paying Agent or Security Registrar.

4.           Indenture

The Company issued the Notes as a series of Securities under the Indenture dated as of December 13, 2022 (the “Base Indenture”) between the Company and the Trustee, as supplemented by the Second Supplemental Indenture dated as of April 18, 2024 (the “Supplemental Indenture” and, together with the Base Indenture and any one or more additional supplemental indentures thereto applicable to the Notes, herein called the “Indenture”) among the Company, Diamondback E&P LLC, a Delaware limited liability company (the “Subsidiary Guarantor”), and the Trustee.  The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act.  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.  The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.  In the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is unlimited.  This Note is one of the 5.900% Senior Notes due 2064 referred to in the Indenture.  The Notes include (i) $1,000,000,000 aggregate principal amount of the Company’s 5.900% Senior Notes due 2064 issued under the Indenture on April 18, 2024 in an offering registered under the Securities Act (the “Initial Notes”), and (ii) if and when issued, an unlimited principal amount of additional 5.900% Senior Notes due 2064 that may be issued from time to time, under the Indenture, subsequent to April 18, 2024 (the “Additional Notes” and, together with the Initial Notes, the “Notes”).  The Initial Notes and the Additional Notes shall be considered collectively as a single series of Securities for all purposes of the Indenture.

5.           Redemption

(a)          Prior to October 18, 2063 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the Redemption Date, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to but not including the Redemption Date.

(b)          On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to but not including the Redemption Date.

(c)          The Notes shall be subject to special mandatory redemption as described in Section 3.4 of the Supplemental Indenture.

6.           Denominations; Transfer; Exchange

The Notes are in registered form without coupons in denominations of principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.  A Holder may transfer or exchange Notes in accordance with the Indenture.  The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by the Company, the Trustee or the Security Registrar for any registration of transfer or exchange of the Notes, but the Company may require a Holder to pay a sum sufficient to cover any transfer tax or other governmental taxes and fees required by law or permitted by the Indenture. The Company is not required to transfer or exchange any Note selected for redemption or any Note for a period of 15 days before a selection of the Notes to be redeemed.

7.           Persons Deemed Owners

The registered Holder of this Note shall be treated as the owner of it for all purposes.

8.           Unclaimed Money

If money for the payment of the principal of, or premium, if any, or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person.  After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or the Paying Agent for payment.

9.           Defeasance

Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal, premium, if any, and interest on the Notes to Stated Maturity or a specified redemption date.

10.         Amendment, Supplement and Waiver

The Supplemental Indenture, the Base Indenture (as it relates to the Notes) and the Notes may be amended or supplemented and certain provisions may be waived as provided in the Indenture.

11.         Defaults and Remedies

The Events of Default as to the Notes are defined in Section 6.1 of the Supplemental Indenture.  Upon the occurrence of an Event of Default, the rights and obligations of the Company, the Subsidiary Guarantor, the Trustee and the Holders shall be as set forth in the applicable provisions of the Indenture.

12.         Trustee Dealings with the Company

Subject to certain limitations set forth in the Indenture, the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Subsidiary Guarantor, in its individual or any other capacity, may become the owner or pledgee of the Notes and may otherwise deal with the Company or the Subsidiary Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

13.         No Recourse Against Others

No past, present or future director, officer, employee, manager, member, partner, incorporator or stockholder of the Company or the Subsidiary Guarantor, as such, will have any liability for any obligations of the Company or the Subsidiary Guarantor, respectively, under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

14.         Authentication

This Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.

15.         Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

16.         CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes.  No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers placed thereon.

17.         Governing Law

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint _______________ agent to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTE(4)

The following increases or decreases in this Global Note have been made:

Date of Increase / Decrease	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

(4)    For Global Notes.